EXHIBIT 10.1

Development Agreement

- “DEVELOPMENT AGREEMENT” -

by and between

MRI Interventions, Inc., a corporation duly organized and existing under the laws of the state of Delaware (USA) and having offices at Memphis, Tennessee (USA),

- hereinafter referred to as “MRI INTERVENTIONS” -

and

Siemens Medical Solutions USA, Inc.

- hereinafter referred to as “SIEMENS” -

- MRI INTERVENTIONS and SIEMENS hereinafter referred to individually as “PARTY” or collectively as “PARTIES” -

WHEREAS, on May 4, 2009 MRI INTERVENTIONS and Siemens AG Germany have concluded a Cooperation and Development Agreement (hereinafter referred to as “AGREEMENT”). The AGREEMENT defined a cooperation with the aim of developing a product combination that allows performing the treatment of cardiac arrhythmias by catheter mediated ablation and catheter mediated cardiac electrophysiological mapping procedure under simultaneous MR imaging for worldwide marketing and sales.

WHEREAS, in order to redefine their cooperation, MRI INTERVENTIONS and Siemens AG Germany have decided to terminate the AGREEMENT.

WHEREAS, such redefined cooperation is set forth in this DEVELOPMENT AGREEMENT. The aim of such cooperation is the development by SIEMENS of an interface as agreed in this DEVELOPMENT AGREEMENT in order to enable the connection of MRI INTERVENTIONS’ catheters to the MAGNETOM SYSTEMS (as defined in Article 1 below); this would allow MRI INTERVENTIONS to sell their catheters for use with the MAGNETOM SYSTEMS after regulatory approval or clearance. As MRI INTERVENTIONS is SIEMENS’ therapy partner of choice in the EXCLUSIVITY FIELD (as defined in Article 1 below), the PARTIES are interested in maintaining a defined scope of exclusivity as further described in this DEVELOPMENT AGREEMENT.

NOW, THEREFORE the PARTIES agree as follows:

Article 1 - DEFINITIONS

1.1	The term “HOST SW FEATURES” shall mean the software features developed by SIEMENS and/or its AFFILIATES under this DEVELOPMENT AGREEMENT as defined in Annex 1.

1.2	The term “EXCLUSIVITY FIELD” shall mean catheter-based treatment of cardiac arrhythmias featuring MR TRACKING under simultaneous MRI.

1.3	The term “MR TRACKING“ shall mean a technology where [***].

1.4

The term “COMMERCIAL SOFTWARE” shall mean a user interface and workflow software tool to be developed by MRI INTERVENTIONS having functionality similar to EP FEATURES that, subject to appropriate regulatory approval or clearance, is intended for commercial use.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

1.5	The term “TEST DEVICES” shall mean test devices, phantoms or other test hardware which is necessary for SIEMENS to perform the WORK and which are listed in Annex 2.

1.6

The term “SIEMENS RIGHTS” shall mean IPR and know-how and other proprietary information that (i) are owned by SIEMENS or any of its AFFILIATES, (ii) are realized in the EP FEATURES and/or SOFTWARE FEATURES (including the capabilities of IFE that enable the EP FEATURES and/or the SOFTWARE FEATURES) and/or HOST SW FEATURES, and (iii) (A) to the extent realized in the SOFTWARE FEATURES, exist at the effective date of this DEVELOPMENT AGREEMENT and (B) to the extent realized in the EP FEATURES, exist at the effective date of this DEVELOPMENT AGREEMENT or are created at any time through the COMMERCIALIZATION TERM. For the avoidance of any doubt whatsoever, SIEMENS RIGHTS shall not include any rights with respect to any hardware, including, without limitation, catheters, guidewires, MR scanner, MR RF coils, MR gradient coils and other similar devices.

1.7

The term “MRI INTERVENTIONS RIGHTS” shall mean the IPR and know-how and other proprietary information that (i) are owned by MRI INTERVENTIONS, (ii) are realized in the EP FEATURES and/or SOFTWARE FEATURES (including the capabilities of IFE that enable the EP FEATURES and/or the SOFTWARE FEATURES), and/or HOST SW FEATURES, and (iii) (A) to the extent realized in the SOFTWARE FEATURES, exist at the effective date of this DEVELOPMENT AGREEMENT and (B) to the extent realized in the EP FEATURES, exist at the effective date of this DEVELOPMENT AGREEMENT or are created at any time through the COMMERCIALIZATION TERM. For the avoidance of any doubt whatsoever, MRI INTERVENTIONS RIGHTS shall not include any rights with respect to any hardware, including, without limitation, catheters, guidewires, MR scanner, MR RF coils, MR gradient coils and other similar devices.

1.8	The term “SOFTWARE FEATURES” shall mean the software features developed by or on behalf of Siemens AG Germany under the AGREEMENT.

1.9

The term “AFFILIATE” shall mean a corporation, company or other entity, now or hereafter, directly or indirectly, owned or controlled by, or owning or controlling, or under ownership or common control with, one of the PARTIES, but such corporation, company or other entity shall be deemed to be an AFFILIATE only so long as such ownership or control exists. For purposes of this definition "control" of a corporation, company or other entity shall mean to have, directly or indirectly, the power to direct or cause the direction of the management and policies of a corporation, company or other entity, whether (i) through the ownership of voting securities providing for the right to elect or appoint, directly or indirectly, the majority of the board of directors, or a similar managing authority, (ii) by contract or (iii) otherwise.

CONFIDENTIAL

1.10

The term "RESULTS" means any and all methods, processes, know-how, proprietary information, trade secrets, technology, designs, digital codes, anonymized clinical data, software, inventions, innovations and improvements made by SIEMENS and/or, if applicable, any of its AFFILIATES during the performance of tasks within the WORK, whether or not protected or protectable by patents, patent applications and copyrights, as well as other forms of statutory protection rights.

1.11	The term “WORK” shall mean any and all works performed by SIEMENS, and/or, if applicable, any of its AFFILIATES, according to Article 3 and Article 4.

1.12	The term “IFE” shall mean the Siemens research user interface and workflow software for MR guided interventions commonly termed “interactive front end”.

1.13	The term “EP FEATURES” shall mean the dedicated EP features in IFE as described in Annex 4.

1.14

The term “DEVELOPMENT TERM” shall mean the period starting from the signing of this DEVELOPMENT AGREEMENT and ending on the European product release date, as Announced by SIEMENS or one of its AFFILIATES, of the HOST SW FEATURES for the VE11A AP.

“Announced” as used in this Section 1.14 and as used in Section 1.15 shall mean that the product has been added to the Siemens internal price book and that SIEMENS or one of its AFFILIATES has informed MRI INTERVENTIONS thereof by sending an email to the following email addresses: kjenkins@mriinterventions.com and othomas@mriinterventions.com (or such alternative email address(es) as MRI INTERVENTIONS may from time to time designate in writing to SIEMENS).

1.15

The term ”COMMERCIALIZATION TERM” shall mean a one (1) year period starting with the European product release date, as Announced by SIEMENS or one of its AFFILIATES, of the HOST SW FEATURES for the [***].

1.16	The term “POST-COMMERCIALIZATION TERM” shall mean a three (3) year period starting with the end of the COMMERCIALIZATION TERM.

1.17	The term “INFLUENCE TEST” shall mean the testing process that determines the influence of an external system on a MAGNETOM SYSTEM.

1.18	The term "IPR" means all patents, patent applications, as well as other forms of statutory protection rights and copyrights.

1.19

The term “CONFIDENTIAL INFORMATION” shall mean any information and data, including without limitation, any kind of business, commercial or technical information and data disclosed between the PARTIES in connection with the execution or performance of this DEVELOPMENT AGREEMENT, irrespective of the medium in which such information or data is embedded, which is – when disclosed in tangible form – marked “Confidential” by the disclosing PARTY or which is – when disclosed orally or visually – identified as such prior to disclosure and summarized in writing by the disclosing PARTY and said summary is given to the receiving PARTY within thirty (30) days after such disclosure marked “Confidential”. In case of disagreement, the receiving PARTY must present its objections to the summary in writing within thirty (30) days of receipt. Confidential Information shall include any copies or abstracts made thereof as well as any apparatus, modules, samples, prototypes or parts thereof.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

1.20	The term “EXCLUSIVITY PERIOD” shall mean the time between with the signing of this DEVELOPMENT AGREEMENT and the expiration of the POST-COMMERCIALIZATION TERM.

1.21	The term “MAGNETOM SYSTEMS” shall mean the Siemens [***].

1.22	The term “COMMERCIAL PARTY” shall mean a medical device company.

Article 2 - PROJECT SETUP

2.1

SIEMENS will, and if applicable will cause its AFFILIATES to, use reasonable efforts to conduct the WORK to be performed according to Articles 3 and 4. In the event SIEMENS realizes that the WORK under the first sentence of Section 3.1 cannot reasonably be performed according to the milestones, time schedules and/or development/testing plans, SIEMENS shall immediately inform MRI INTERVENTIONS thereof. The PARTIES shall then review the situation and mutually agree on changes with respect to the further performance of such WORK under this DEVELOPMENT AGREEMENT and modify this DEVELOPMENT AGREEMENT respectively; provided, however, that in no event shall there be an increase in the aggregate amount payable by MRI INTERVENTIONS pursuant to the first sentence of Section 5.1. In case, despite their best efforts, the PARTIES are not able to agree upon such changes within thirty (30) days after information of SIEMENS, each PARTY shall have the right, for a five (5) working-day period thereafter, to terminate this DEVELOPMENT AGREEMENT upon written notice to the other PARTY, in which case Sections 11.4 and 11.5 shall apply accordingly. Absent termination of this DEVELOPMENT pursuant the preceding sentence, MRI INTERVENTIONS shall be deemed to have accepted SIEMENS’ changes with respect to the further performance of the WORK under the first sentence of Section 3.1.

2.2

SIEMENS shall be free to determine the locations where the WORK under this DEVELOPMENT AGREEMENT shall be performed and may subcontract parts of the WORK while ensuring that the work adheres to SIEMENS’ product engineering quality processes.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

Article 3 - DEVELOPMENT AND TEST OF HOST SW FEATURES

3.1

SIEMENS agrees to develop the HOST SW FEATURES on the MR host for the [***] software release for the MAGNETOM SYSTEMS. Thereafter, SIEMENS shall maintain the HOST SW FEATURES for the MAGNETOM SYSTEMS. Provided MRI INTERVENTIONS satisfies its obligation to pay for the development of the HOST SW FEATURES (as contemplated in Section 5.1 below), MRI INTERVENTIONS shall have the right to access and utilize with the COMMERCIAL SOFTWARE and other MRI guided interventions user interface and workflow software tools that may be developed from time to time, all capabilities of the HOST SW FEATURES, for any indication or use that, at any time and from time to time, is approved or cleared (or described in an Article 12 MDD certificate) according to applicable medical device law or that is otherwise permitted according to applicable medical device law. To the extent necessary under applicable medical device law, the PARTIES will conclude a separate agreement on the provision of an Article 12 MDD certificate for the use of the COMMERCIAL SOFTWARE in connection with the MAGNETOM SYSTEMS. Any testing necessary to issue the Article 12 MDD certificate shall be at MRI INTERVENTIONS costs. Sections 7.1 and 7.2 shall remain unaffected.

3.2

Only to the extent necessary (i) to achieve regulatory approval or clearance of the COMMERCIAL SOFTWARE or other MRI guided interventions software tools that will interface with the HOST SW FEATURES, (ii) for the issuance of an Article 12 MDD certificate mentioned in Section 3.1 hereinabove, or (iii) for MRI INTERVENTIONS’ development of the COMMERCIAL SOFTWARE or such other software tools (“PURPOSE”), SIEMENS agrees to provide MRI INTERVENTIONS with documentation (e.g. regulatory release) of the HOST SW FEATURES that is available at SIEMENS or its AFFILIATES. For the avoidance of doubt, any documentation or other information provided by SIEMENS pursuant to this Section 3.2 shall be regarded as Confidential Information and shall only be used by MRI INTERVENTIONS for the PURPOSE and not be disclosed by MRI INTERVENTIONS to any third party without the prior written permission by SIEMENS.

3.3

MRI INTERVENTIONS shall provide two sets of TEST DEVICES for each field-strength (1.5T and 3T) at its own costs to SIEMENS. The PARTIES shall list the TEST DEVICES, the initial delivery locations and the delivery times in Annex 2 to be agreed between the PARTIES in writing and attached to this DEVELOPMENT AGREEMENT. The TEST DEVICES may only be used for the WORK performed by SIEMENS under Article 3 and 4 and shall be returned to MRI INTERVENTIONS at MRI INTERVENTIONS’ costs within a reasonable time after completion of such WORK (or, if earlier, termination of this DEVELOPMENT AGREEMENT). For the avoidance of doubt, SIEMENS may ship to and use the TEST DEVICES at appropriate test locations, such as customer sites or other SIEMENS locations. Absent the gross negligence (or more culpable conduct) of SIEMENS or its AFFILIATES, SIEMENS shall not be liable for any damages to the TEST DEVICES; if requested by MRI INTERVENTIONS, SIEMENS shall provide adequate insurance for the TEST DEVICES at MRI INTERVENTIONS’ costs. Until April 1, 2014 latest, both PARTIES may jointly agree on modifications or updates of the TEST DEVICES at MRI INTERVENTIONS’ costs and the respective update of Annex 2.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

3.4

To support SIEMENS’ development and testing of the HOST SW FEATURES, SIEMENS shall, at SIEMENS’ own cost, develop the EP FEATURES compatible with [***]. For the avoidance of doubt, SIEMENS does not commit to provide a product release with regulatory clearance of the EP FEATURES. The PARTIES agree that, in contrast to the HOST SW FEATURES, this user interface software will not run on the MR host but on a separate computer.

3.5

During the development of the HOST SW FEATURES risks may be identified which need to be addressed by MRI INTERVENTIONS in their COMMERCIAL SOFTWARE. SIEMENS shall be obliged to communicate such risks in written documentation of the HOST SW FEATURES. MRI INTERVENTIONS shall be obliged to appropriately handle these risks.

3.6	SIEMENS shall cause its AFFILIATES to take any and all actions necessary to fulfill SIEMENS’ obligations and to give MRI INTERVENTIONS the full benefit of its rights, set forth in Article 3.

Article 4 - SUPPORT AND TESTING FOR MRI INTERVENTIONS PRODUCTS

4.1

To support MRI INTERVENTIONS’ development and testing of the COMMERCIAL SOFTWARE and corresponding devices, SIEMENS will release, at SIEMENS’ own cost, (a) the [***] of the HOST SW FEATURES with European and US regulatory approvals only and (b) a compatible EP FEATURES user interface (without regulatory approval).

4.2

To support MRI INTERVENTIONS’ development and testing of the COMMERCIAL SOFTWARE and at MRI INTERVENTIONS’ cost, SIEMENS will provide MRI INTERVENTIONS until the end of the COMMERCIALIZATION TERM with (a) design documentation for the EP FEATURES and other SOFTWARE FEATURES, (b) the reasonable support as described in Annex 5 (provided that, upon the expiration of the COMMERCIALIZATION TERM, MRI INTERVENTIONS shall not be required to return to SIEMENS any of the items described in this Section 4.2 or set forth in Annex 5), provided that MRI INTERVENTIONS will not use these items for any other purposes than described in this DEVELOPMENT AGREEMENT and MRI INTERVENTIONS shall not disclose these items to any third party without the prior written permission by SIEMENS.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

4.3	SIEMENS will reserve and provide MRI INTERVENTIONS [***] dedicated to MRI INTERVENTIONS and exclusively for MRI INTERVENTIONS’ use for the connection of their catheters with the MAGNETOM SYSTEMS.

4.4

At MRI INTERVENTIONS’ cost, SIEMENS will, until the end of the COMMERCIALIZATION TERM, provide MRI INTERVENTIONS with information, instructions, specifications and test procedures in order to reasonably support MRI INTERVENTIONS with the connection of its catheters to the MAGNETOM SYSTEMS. For the avoidance of doubt, any information, instructions, specifications and test procedures provided by SIEMENS pursuant to this Section 4.4 shall be regarded as Confidential Information and shall not be disclosed by MRI INTERVENTIONS to any third party without the prior written permission by SIEMENS.

To the extent MRI INTERVENTIONS needs to obtain any hardware components (i.e. [***]) in order to connect its catheters to the MAGNETOM SYSTEMS, SIEMENS shall sell such components to MRI INTERVENTIONS on SIEMENS’ standard terms or otherwise provide assistance to MRI INTERVENTIONS in sourcing those components.

The purpose of the foregoing is [***]. Any further support, if any, and contractual conditions under which SIEMENS performs such further support shall be agreed in a separate written agreement.

In addition to the foregoing, MRI INTERVENTIONS also may, at its own cost, work with a third party to obtain [***], provided that SIEMENS has given its prior written approval (such approval not to be unreasonably withheld, delayed or conditioned). However, the PARTIES agree that MRI INTERVENTIONS may not disclose any CONFIDENTIAL INFORMATION or any other information or loaned items provided by SIEMENS to any third party without prior written approval from SIEMENS.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

4.5

If and to the extent mutually agreed between the PARTIES in a separate agreement SIEMENS will support MRI INTERVENTIONS at MRI INTERVENTIONS’ costs in INFLUENCE TESTING with information, access to experts and scanner time for

MAGNETOM SYSTEMS. For the avoidance of doubt, neither PARTY shall be obligated to conclude such an agreement.

4.6

SIEMENS agrees to maintain technical compatibility of the HOST SW FEATURES (for the MAGNETOM SYSTEMS) with the COMMERCIAL SOFTWARE for the term of this DEVELOPMENT AGREEMENT. The PARTIES agree that the COMMERCIAL SOFTWARE shall run on a separate host computer and not on the Siemens MRI system host.

4.7	SIEMENS shall cause its AFFILIATES to take any and all actions necessary to fulfill SIEMENS’ obligations, and to give MRI INTERVENTIONS the full benefit of the rights, set forth in Article 4.

4.8

The PARTIES agree that MRI INTERVENTIONS shall be responsible for any damages caused by the combined use of MRI INTERVENTIONS’ catheters with a MAGNETOM SYSTEM and shall indemnify SIEMENS of any third party claims, including legal fees, resulting therefrom. Any further details shall be agreed between the PARTIES in writing.

Article 5 - PAYMENT

5.1

MRI INTERVENTIONS shall pay to SIEMENS the one-time sum of US$[***], plus any and all applicable sales taxes as required by law, for the portion of the WORK performed by SIEMENS according to Section 3.1. SIEMENS will invoice these costs according to Annex 3.

In addition MRI INVERVENTIONS shall

a)	pay to SIEMENS on a time and material basis the costs necessary to perform the support mentioned under Section 4.2 and Section 4.4;

b)	reimburse SIEMENS any costs for scanning time at US sites requested by MRI INTERVENTIONS (for MRI INTERVENTIONS’ testing) and paid for by SIEMENS;

these costs, plus any and all applicable sales taxes as required by law, will be invoiced by SIEMENS on a quarterly basis.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

5.2	Payment shall be due within 30 days after issuance of an invoice by SIEMENS.

Article 6 - BACKGROUND RIGHTS

6.1

To the extent MRI INTERVENTIONS is not prevented from doing so under pre-existing agreements, SIEMENS shall have a non-exclusive, non-transferable right to use the MRI INTERVENTIONS RIGHTS in order to develop, manufacture, import, offer for sale, market, sell, lease or otherwise distribute or exploit the SOFTWARE FEATURES and HOST SW FEATURES and/or any other software developed by or on behalf of SIEMENS and/or any of its AFFILIATES

(i)	during the EXCLUSIVITY PERIOD within the EXCLUSIVITY FIELD (in each case notwithstanding a termination pursuant to Section 9.9 below), solely for use with MRI INTERVENTIONS’ catheters

(ii)	after the EXCLUSIVITY PERIOD or outside the EXCLUSIVITY FIELD, also for use with other catheters

Such right shall be sublicensable only to SIEMENS’ AFFILIATES and third party contractors with which SIEMENS or its AFFILIATES has contracted to provide software development services on behalf of SIEMENS or its AFFILIATES.

6.2

To the extent SIEMENS and/or any of its AFFILIATES is not prevented from doing so under pre-existing agreements, MRI INTERVENTIONS shall have a non-exclusive, non-transferable right to use the SIEMENS RIGHTS in order to develop, manufacture, import, offer for sale, market, sell, lease or otherwise distribute or exploit COMMERCIAL SOFTWARE and/or other software developed by or on behalf of MRI INTERVENTIONS and/or any of its AFFILIATES

(i)	during the EXCLUSIVITY PERIOD within the EXCLUSIVITY FIELD (in each case notwithstanding a termination pursuant to Section 9.9 below), solely for use with Siemens MRI systems

(ii)	after the EXCLUSIVITY PERIOD or outside the EXCLUSIVITY FIELD, also for use with other MRI systems.

Such right shall be sublicensable only to MRI INTERVENTIONS AFFILIATES and third party contractors with which MRI INTERVENTIONS or its AFFILIATES has contracted to provide software development services on behalf of MRI INTERVENTIONS or its AFFILIATES. SIEMENS shall cause its AFFILIATES to take such actions which are reasonably necessary to give MRI INTERVENTIONS the full benefit of the right described in this Section 6.2 with respect to SIEMENS RIGHTS owned by such AFFILIATES.

CONFIDENTIAL

6.3	No implied right or license is granted hereunder by either PARTY to any third party.

6.4

Neither PARTY represents, warrants or guarantees that the other PARTY may develop, manufacture, import, offer for sale, market, sell, lease or otherwise distribute or exploit (hereinafter “USE”) the SOFTWARE FEATURES, HOST SW FEATURES or the COMMERCIAL SOFTWARE without infringing third party rights. Therefore each PARTY is under a duty to verify itself whether its USE of the SOFTWARE FEATURES, HOST SW FEATURES or COMMERCIAL SOFTWARE conflicts with third party rights, including but not limited to industrial or intellectual property rights.

Article 7 - RIGHTS UNDER RESULTS

7.1

The RESULTS shall upon their generation become the sole and unlimited property of SIEMENS. In case the RESULTS consist of inventions, SIEMENS shall have therefore the exclusive right, at its cost and expense, to seek at its own discretion and in its own name – in accordance with the applicable legal regulations – for IPR in any desired country, and to continue or to waive these patents, patent applications and copyrights, as well as other forms of statutory protection rights.

In case the RESULTS are protected by copyrights, SIEMENS shall have the transferable, perpetual, worldwide and exclusive right to use, have used or sublicense such copyrights for all types of use, in unmodified or modified form. The types of use include in particular – but are not limited to – the reproduction, distribution, exhibition, public oral presentation, performance and broadcasting of these RESULTS.

MRI INTERVENTIONS shall have no rights to use the RESULTS except as contemplated under this DEVELOPMENT AGREEMENT.

7.2

For the avoidance of any doubt, in no event shall the COMMERCIAL SOFTWARE constitute RESULTS. The COMMERCIAL SOFTWARE shall be owned by MRI INTERVENTIONS. Any and all methods, processes, know-how, proprietary information, trade secrets, technology, designs, digital codes, anonymized clinical data, software, inventions, innovations and improvements made by MRI INTERVENTIONS in the development of the COMMERCIAL SOFTWARE, whether or not protected or protectable by patents, patent applications and copyrights, as well as other forms of statutory protection rights, shall upon their generation become the sole and unlimited property of MRI INTERVENTIONS.

SIEMENS shall have no rights to use the COMMERCIAL SOFTWARE except as contemplated under this DEVELOPMENT AGREEMENT.

 CONFIDENTIAL

Article 8 - LIABILITY

8.1

SIEMENS does not represent, warrant or guarantee that the SOFTWARE FEATURES, HOST SW FEATURES mentioned under Article 3, [***] or any other deliverables or services performed by SIEMENS and/ or its AFFILIATES under this DEVELOPMENT AGREEMENT are free from third party rights, including but not limited to industrial or intellectual property rights or that they are fit for a specific purpose; any malfunction related to HOST SW FEATURES will be rectified by SIEMENS according to the SIEMENS internal product development process.

8.2

In case SIEMENS does not meet the dates and deadlines agreed in this DEVELOPMENT AGREEMENT and provided that SIEMENS has received from MRI INTERVENTIONS the requested TEST DEVICES and other necessary information as well as the agreed payments on time and only if MRI INTERVENTIONS has fulfilled the conditions and duties to assist under this DEVELOPMENT AGREEMENT on time or if no date has been agreed, upon reasonable request without undue delay SIEMENS shall not be relieved from its obligations but the periods shall be extended according to SIEMENS product development process.

8.3

In no event shall SIEMENS liability hereunder exceed the actual loss or damage sustained by MRI INTERVENTIONS, up to the amount of the contract value; provided, however, that the foregoing limitation of liability shall not apply to (i) claims for bodily injury or death or damages to real property or tangible personal property to the extent arising from SIEMENS’ negligence or a product defect, or (ii) cases of willful misconduct or gross negligence, or (iii) Siemens breach of the exclusivity provisions in Article 9.2 or (iv) Siemens financial obligations described in Article 11.5.

8.4

Neither PARTY shall be liable to the other PARTY for any loss of use, revenue or anticipated profits; cost of substitute products or services; loss of stored or transmitted or recorded data; or for any indirect, incidental, unforeseen, special, punitive or consequential damages whether based on contract, tort (including negligence), strict liability or any other theory or form of action, even if the other PARTY has been advised of the possibility thereof, arising out of or in connection with this DEVELOPMENT AGREEMENT. The foregoing is a separate, essential term of this DEVELOPMENT AGREEMENT and shall be effective upon failure of any remedy, exclusive or not.

8.5

Notwithstanding any provision herein to the contrary, each PARTY hereby agrees and confirms that, in addition to any other remedies which may be available under this DEVELOPMENT AGREMEENT or at law or in equity, each PARTY will have the right to have all obligations, undertakings, covenants and other provisions of this DEVELOPMENT AGREMEENT specifically performed and will have the right to seek preliminary and permanent injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this DEVELOPMENT AGREEMENT.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

Article 9 - EXCLUSIVITY

9.1	MRI INTERVENTIONS intends to commercialize (i.e., to sale, distribute and hold on the market as well as perform reasonable marketing for) the COMMERCIAL SOFTWARE within the European Union and the US.

9.2

Provided that MRI INTERVENTIONS releases the COMMERCIAL SOFTWARE and active catheters within the European Union and/ or the US by the later to occur of (i) [***] after the end of the COMMERCIALIZATION TERM or (ii) [***], SIEMENS shall not, and shall not permit any of its AFFILIATES to, during the EXCLUSIVITY PERIOD within the EXCLUSIVITY FIELD

9.2.1

provide [***] or any other physical connection for catheters for commercial use to (or for the benefit of) any COMMERCIAL PARTY other than MRI INTERVENTIONS (for avoidance of any doubt, the term “commercial use” shall include, but is not limited to, use in a clinical study or trial, if the data from such study or trial will be used to seek any approval or clearance under applicable medical device law)

9.2.2	optimize MR TRACKING methods within the HOST SW FEATURES (e.g. using cross correlation algorithms) for catheters other than MRI INTERVENTIONS’ catheters

9.2.3

make available research prototypes ([***]) with MR TRACKING to support the development efforts of any COMMERCIAL PARTY other than MRI INTERVENTIONS, or provide such research prototypes to any site using active catheters from a COMMERCIAL PARTY other than MRI INTERVENTIONS

9.2.4

OEM supply any COMMERCIAL PARTY other than MRI INTERVENTIONS with [***], or, except in MRI INTERVENTIONS’ case, permit SIEMENS’ [***]to be used in combination with a COMMERCIAL PARTY’S active catheters for commercial use

9.2.5	provide the EP FEATURES to any COMMERCIAL PARTY or to any site that is using active catheters from a COMMERCIAL PARTY other than MRI INTERVENTIONS

9.2.6	designate or refer to any other party as an MRI therapy partner of choice (or the equivalent thereof) in the EXCLUSIVITY FIELD

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

9.2.7	enter into a co-marketing, co-promotion or other similar agreement or relationship with, or otherwise provide marketing or promotional support for, any COMMERCIAL PARTY other than MRI INTERVENTIONS

9.2.8	create or maintain a scientific advisory board (or the equivalent thereof) with any COMMERCIAL PARTY other than MRI INTERVENTIONS

SIEMENS shall cause its AFFILIATES to take any and all actions necessary to fulfill SIEMENS“ obligations, and to give MRI INTERVENTIONS the full benefit of the rights, set forth in this Section 9.2.

9.3

The intent of the foregoing is for MRI INTERVENTIONS to have the exclusive right to commercialize MRI-guided catheter-based cardiac electrophysiology with active device tracking, for a commercially relevant period of time. For the sake of clarity, SIEMENS may, subject to the provisions of Section 6.1

9.3.1

provide [***] or any other physical connection for active catheters in the EXCLUSIVITY FIELD for research projects, provided that “research projects” shall not include any clinical study or trial if the data from such study or trial will be used to seek any approval or clearance under applicable medical device law

9.3.2	provide catheter-based treatment of cardiac arrhythmias not featuring MR TRACKING, whether for commercial and non-commercial use

9.3.3	provide any party that part of the IFE that does not include the EP FEATURES, whether for commercial and non-commercial use

9.4	[***]

9.5

In case MRI INTERVENTIONS does not fulfill its obligations under this DEVELOPMENT AGREEMENT and provided that SIEMENS (i) has made MRI INTERVENTIONS aware thereof, (ii) has given MRI INTERVENTIONS a grace period of sixty (60) days to rectify this default, and (iii) has fulfilled its obligations under this DEVELOPMENT AGREEMENT, SIEMENS may terminate the provisions set forth in this Article 9 by giving written notice to MRI INTERVENTIONS, provided such written notice is given within ten (10) days after the expiration of the 60-day grace period.

9.6

Once its active catheters and COMMERCIAL SOFTWARE are commercially available in a particular jurisdiction, MRI INTERVENTIONS shall maintain such commercial availability in order to meet the market demand on the MAGNETOM SYSTEMS in that jurisdiction. In the event MRI INTERVENTIONS fails to maintain such commercial availability, and such failure is not caused by SIEMENS’ acts or omissions or by a force majeure event, then SIEMENS shall have the right to terminate the provisions of this Article 9 with respect to that particular jurisdiction only.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

 CONFIDENTIAL

9.7

Upon MRI INTERVENTIONS’ reasonable request from time to time, SIEMENS shall provide MRI INTERVENTIONS with a list of all sites to which SIEMENS or any of its AFFILIATES has provided (i) a research prototype ([***]) with MR TRACKING, and/or (ii) the EP FEATURES.

9.8

MRI INTERVENTIONS shall not, and shall not permit any of its AFFILIATES to, during the EXCLUSIVITY PERIOD within the EXCLUSIVITY FIELD, provide to (or for the benefit of) any third party active catheters featuring MR TRACKING for commercial use that are intended to be used with a non-Siemens MRI system (for avoidance of any doubt, the term “commercial use” shall include, but is not limited to, use in a clinical study or trial, if the data from such study or trial will be used to seek any approval or clearance under applicable medical device law).

For the sake of clarity, MRI INTERVENTIONS may, subject to the provisions of Section 6.2, (i) sell or otherwise provide active catheters in the EXCLUSIVITY FIELD for research projects, provided that “research projects” shall not include any clinical study or trial if the data from such study or trial will be used to seek any approval or clearance under applicable medical device law; and (ii) provide active catheters outside the EXCLUSIVITY FIELD, whether for commercial and non-commercial use.

9.9	Either PARTY may terminate the provisions set forth in this Article 9 by giving written notice to the other PARTY within thirty (30) days after

(i)	[***] after the end of the COMMERCIALIZATION TERM, or

(ii)	[***] after the end of the COMMERCIALIZATION TERM

In case SIEMENS terminates the provisions set forth in this Article 9 according to this Section 9.9, (i) SIEMENS shall pay to MRI INTERVENTIONS an amount of [***] USD in the event SIEMENS terminates within the thirty (30) day period after [***] after the end of the COMMERCIALIZATION TERM, and (ii) SIEMENS shall pay to MRI INTERVENTIONS an amount of [***] USD in the event SIEMENS terminates within the thirty (30) day period after [***] after the end of the COMMERCIALIZATION TERM. In the event a PARTY gives notice of termination outside the time periods set forth above, such notice shall have no force or effect.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

 CONFIDENTIAL

Article 10 - OEM SUPPLY AGREEMENT, CO-MARKETING AGREEMENT

The PARTIES intent to enter into good faith discussions with regard to the conclusion of (i) an OEM-supply agreement (for supply of [***] and further components), which also addresses quality management and service obligations and (ii) a Co-Marketing agreement. For the sake of clarity, any supply of [***]and other components, the provision of services, the quality management and the co-marketing shall be expressly subject to said OEM-supply agreement and Co-Marketing agreement and no PARTY shall be obligated to conclude such agreements.

Article 11 - TERM

11.1	This DEVELOPMENT AGREEMENT shall come into force upon signing by both PARTIES and shall be valid until the expiration of the POST-COMMERCIALIZATION TERM, unless earlier terminated as provided herein.

11.2	Termination shall be made in writing.

11.3

This DEVELOPMENT AGREEMENT may be terminated by either PARTY at any time upon giving not less than ninety (90) days prior written notice to the other PARTY if the other PARTY substantially defaults in the performance of this DEVELOPMENT AGREEMENT and does not remedy the default within the 90-day period following such written notice.

11.4	Upon termination of this DEVELOPMENT AGREEMENT SIEMENS shall make a final invoice for the WORK performed but not already paid by MRI INTERVENTIONS.

11.5

Notwithstanding the foregoing, in case SIEMENS terminates this DEVELOPMENT AGREEMENT according to Section 2.1, SIEMENS shall pay to MRI INTERVENTIONS an amount equal to the sum of [***] within 45 calendar days after the termination.

11.6

Articles 6 through 8, Sections 11.4 and 11.5 (to the extent applicable), this Section 11.6, and Articles 12 through 14 shall remain unaffected and kept in full force even after expiration or termination of this DEVELOPMENT AGREEMENT. In addition, if European product release of the HOST SW FEATURES has already occurred at the time of termination, then the second through fifth sentences of Section 3.1 and Section 3.6 (to the extent applicable to Section 3.1) shall also remain unaffected and kept in full force even after expiration or termination of this DEVELOPMENT AGREEMENT; provided, however, that SIEMENS shall not be obligated to conclude any agreement on the provision of an Article 12 MDD certificate as contemplated in Section 3.1, or to perform any testing in connection therewith, unless the termination resulted from SIEMENS’ default in the performance of this DEVELOPMENT AGREEMENT.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

 CONFIDENTIAL

Article 12 - CONFIDENTIALITY

12.1

Each PARTY will maintain CONFIDENTIAL INFORMATION received by the other PARTY in confidence and will use such CONFIDENTIAL INFORMATION solely for the purposes of this DEVELOPMENT AGREEMENT, provided, however, that such PARTY may disclose such information to its officers, AFFILIATES, and those of its employees and subcontractors who need to know it for the purposes of this DEVELOPMENT AGREEMENT. Each PARTY shall impose on its officers, AFFILIATES, and its employees and subcontractors obligations no less stringent than such PARTY'S confidentiality obligations under this DEVELOPMENT AGREEMENT, and each PARTY will be responsible for any violation of such PARTY’s confidentiality obligations under this DEVELOPMENT AGREEMENT by any of its officers, AFFILIATES, employees or subcontractors.

12.2	Neither PARTY shall be liable for disclosure and/or any use of CONFIDENTIAL INFORMATION as described in Section 12.1 above insofar as such information

12.2.1	is in, or becomes part of, the public domain other than through a breach of this DEVELOPMENT AGREEMENT by such PARTY or such PARTY’s officers, AFFILIATES, employees or subcontractors;

12.2.2	is already known to such PARTY at or before the time it receives the same from the other PARTY or is disclosed to such PARTY by a third party as a matter of right;

12.2.3	is lawfully obtained by the receiving PARTY from a third party without an obligation of confidentiality;

12.2.4	is independently developed by such PARTY without the benefit of CONFIDENTIAL INFORMATION received from the other PARTY, unless received under the exceptions set out in this Section 12.2

12.2.5

is required to be disclosed by any ruling of a governmental or regulatory authority or court or by mandatory law, provided that written notice of such ruling is given without undue delay to the disclosing PARTY so as to give the disclosing PARTY an opportunity to intervene or

CONFIDENTIAL

12.2.6	is disclosed and/or used by such PARTY with the prior written consent of the other PARTY.

Article 13 - SUBSTANTIVE LAW

This DEVELOPMENT AGREEMENT shall be governed by the laws of the Commonwealth of Pennsylvania. Each of the PARTIES expressly waives all rights to a jury trial in connection with any dispute under this DEVELOPMENT AGREEMENT.

Article 14 - Miscellaneous

14.1

SIEMENS acknowledges that MRI INTERVENTIONS has certain public disclosure obligations with respect to this DEVELOPMENT AGREEMENT that are imposed by US securities laws and the rules and regulations of the US Securities and Exchange Commission promulgated thereunder, to the extent they are mandatory. Nevertheless, MRI INTERVENTIONS will provide SIEMENS prior to any public disclosure the documents it intends to disclose to give SIEMENS the possibility to review and suggest amendments to protect its CONFIDENTIAL INFORMATION.

14.2

If any term or provision of this DEVELOPMENT AGREEMENT is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability does not affect any other term or provision of this DEVELOPMENT AGREEMENT or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a final determination that any term or provision is invalid, illegal or unenforceable, the PARTIES will negotiate in good faith to modify this DEVELOPMENT AGREEMENT to effect the original intent of the PARTIES as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

14.3	The PARTIES shall abide by the applicable export license regulations of the respective country(ies).

 CONFIDENTIAL

MRI Interventions, Inc.

Place, Date: 21 Feb 2014

Memphis, TN USA

/s/ Kimble Jenkins	/s/ Oscar Thomas

Name:	Name:

Kimble Jenkins	Oscar Thomas
(Print)	(Print)

Title:	Title:

CEO	VP, Business Affairs

Siemens Medical Solutions USA, Inc.

Place, Date: 20 Feb 2014

Malvern, PA USA

/s/ Gregory Sorensen, MD	/s/ Christine H. Lorenz, PhD

Name:	Name:

Gregory Sorenson, MD	Christine H. Lorenz, PhD
(Print)	(Print)

Title:	Title:

President and CEO	VP Collaborations (Acting)

 CONFIDENTIAL

Annex 1: HOST SW FEATURES

SIEMENS shall develop the following HOST SW FEATURES to support the aim identified in the Preamble.

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

Annex 2: TEST DEVICES

[To be agreed between the PARTIES]

CONFIDENTIAL

Annex 3: MILESTONE PLAN AND PAYMENT OF COSTS

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

CONFIDENTIAL

Annex 4: EP FEATURES

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

 CONFIDENTIAL

Annex 5: SUPPORT WITH DEVELOPMENT OF COMMERCIAL SOFTWARE

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

 CONFIDENTIAL